                                                                    EXHIBIT 4.1

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                        OIL-DRI CORPORATION OF AMERICA


                    Adopted in accordance with the provisions of Section 242 of the General Corporation
                          Law of the State of Delaware


        The undersigned, Daniel S. Jaffee, President and Chief Executive Officer, and Louis T. Bland, Jr., Secretary of Oil-Dri Corporation of America (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, do hereby certify as follows:

        FIRST: That resolutions of the Board of Directors of the Corporation were duly adopted setting forth and declaring a proposed amendment to the Certificate of Incorporation of the Corporation (the "Amendment") to be advisable.

        SECOND: The Amendment was adopted at the Annual Meeting of Stockholders of the Corporation on December 9, 1997, in accordance with Section 242 of the Delaware General Corporation Law by the affirmative vote of the holders of
(i) a majority of the outstanding shares of Common Stock and Class B Stock, Stock, voting as a class; (ii) a majority of the outstanding shares of Class B Stock, voting as a class, and (iii) a majority of the outstanding shares of Common Stock, voting as a class, of the Corporation, said Class B Stock and Common Stock being the only classes of voting stock of the Corporation.

        THIRD: The resolution setting forth the Amendment is as follows:

        RESOLVED, that the Certificate of Incorporation, as previously amended, be further amended by deleting subparagraph b of Paragraph 4 of Section B of Article Fourth, thereof, and inserting, in lieu thereof, a new subparagraph b of Paragraph 4 of Section B of Article Fourth, which provides:

        b. Subsequent Issuance. After expiration of the period for initial issuance as provided in subparagraph a of this paragraph 4, the Corporation may only issue shares of the Class B Stock: (i) in the form of a distribution or distributions pursuant to one or more stock dividends on or stock split-ups of the shares of the Class B Stock, or pursuant to any other distribution which is intended to be pro-rata to the Corporation's stockholders, and only to the then holders of the outstanding shares of the Class B Stock in conjunction with and in the same ratio as a stock dividend on or a stock split-up or other distri-bution of the shares of the Class A Common Stock (if Class A Common Stock has been issued prior to such stock dividend, stock split or other distribution) and Common Stock; or (ii) as a stock grant or stock award (including, without limitation, pursuant to any stock option, stock incentive, restricted stock, stock bonus, performance share, or similar plan, grant or award), to any Permitted Transferee (as defined in ARTICLE FOURTH, paragraph 6, subparagraph c) who is within clauses
        (i), (ii) or (iii) of such definition and who is an employee, officer, or director of the Corporation or of any subsidiary of the Corporation more than 50% of which is owned by the Corporation (any such issuance being a "Subsequent Issuance").

        IN WITNESS WHEREOF, Oil-Dri Corporation of America has caused this Certificate of Amendment to be executed this 17th day of December, 1997.



                                       /s/ Daniel S. Jaffee
                                       --------------------------
                                           Daniel S. Jaffee
                                           President and Chief Executive Officer
ATTEST:


/s/ Louis T. Bland, Jr.
---------------------------
    Louis T. Bland, Jr.
    Secretary

          [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "OIL-DRI CORPORATION OF AMERICA", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF DECEMBER, A.D. 1994, AT 10 O'CLOCK A.M.

        A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

AUTHENTICATION: 7343955
DATE: 12/19/1994

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                        OIL-DRI CORPORATION OF AMERICA


                    Adopted in accordance with the provisions of Sections 242 of the General Corporation
                          Law of the State of Delaware


        The undersigned, Richard M. Jaffee, President and Chief Executive Officer, and Louis T. Bland, Jr., Assistant Secretary of Oil-Dri Corporation of America (the "Corporation"), a corporation organized and existing under the laws of the State of Delaware, do hereby certify as follows:

        FIRST: That by written consent of the Board of Directors of the Corporation, resolutions were duly adopted setting forth and declaring a proposed amendment to the Certificate of Incorporation of the Corporation (the "Amendment") to be advisable.

	SECOND: The Amendment was adopted at the Annual Meeting of Stockholders of the Corporation on December 13, 1994, in accordance with Section 242 of the Delaware General Corporation Law by the affirmative vote of the holders of
(i) a majority of the outstanding share of Common Stock and Class B Stock, voting as a single class; (ii) a majority of the outstanding shares of Class B Stock, voting as a class, and (iii) a majority of the outstanding shares of Common Stock, voting as a class, the Corporation, said Class B Stock and Common Stock being the only classes of voting stock of the Corporation.

	THIRD:  The resolution setting forth the Amendment is as follows:

              RESOLVED, that the Certificate of Incorporation, as previously amended, be further amended by deleting Article Fourth, thereof, and inserting, in lieu thereof, a new Article Fourth, which provides:

	A.	AUTHORIZED CAPITAL STOCK

                The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is fifty-two million (52,000,000) shares, consisting of fifteen million (15,000,000) shares of Common Stock, par value $.10 per share (the "Common Stock"), thirty million (30,000,000) shares of Class A Common Stock, par value $.10 per share (the "Class A Common Stock") and seven million (7,000,000) shares of Class B Stock, par value $.10 per share (the "Class B Stock").

	B.	POWERS AND RIGHTS OF THE COMMON STOCK AND THE CLASS B STOCK

                1.      Voting Rights and Powers.

	With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent (including election of directors, mergers, asset sales, dissolution, and certificate and by-law amendments), the holders of the outstanding shares of the Common Stock and the holders of any outstanding shares of the Class B Stock shall vote together without regard to class, and every holder of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his name, and every holder of any outstanding shares of the Class B Stock shall be entitled to cast thereon ten (10) votes in person or by proxy for each share of Class B Common Stock standing in his name. Except as indicated in this paragraph, or as otherwise required by law, holders of Class A Common Stock shall have no right to vote. Without limiting the generality of the foregoing, the number of authorized shares of Class A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding), by the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of the Common Stock and the Class B Stock, without a vote of the holders of any shares of the Class A Common Stock. With respect to any proposed amendment to this Certificate of Incorporation which would increase or decrease the number of authorized shares of the Common Stock or the Class B Stock (but not the Class A Common Stock), increase or decrease the par value of the shares of the Common Stock, the Class A Common Stock or Class B Stock, or alter or change the powers, preferences, relative voting power or special rights of the shares of the Common Stock, the Class A Common Stock or the Class B Stock so as to affect them adversely, the approval of a majority of the votes entitled to be cast by the holders of the class affected by the proposed amendment, voting separately as a class, shall be obtained in addition to the approval of a majority of the votes entitled to be cast by the holders of the Common Stock and the Class B Stock voting together without regard to class as hereinbefore provided.

		2.	Dividends and Distributions.

                        (a) Cash Dividends. At any time shares of the Class B Stock are outstanding, as and when cash dividends may be declared by the Board of Directors, (i) the cash dividend payable on shares of the Common Stock and the cash dividend payable on shares of the Class A Common Stock shall each in all cases be equal on a per share basis to at least 133-1/3% on a per share basis of the cash dividend payable on shares of the Class B Stock, (ii) the cash dividend payable on shares of the Class A Common Stock on a per share basis shall in all cases be equal to the cash dividend payable on shares of the Common Stock, and (iii) if shares of Class A Common Stock, Class B Stock and Common Stock are outstanding, the sum of the cash dividend payable on shares of Common Stock and the cash dividend payable on shares of Class A Common Stock, each on a per share basis, shall in all cases be equal to at least 133-1/3% of the sum of the cash dividend payable on shares of Class B Stock and the cash dividend payable on shares of Class A Common Stock, each on a per share basis. If a cash dividend is paid that meets the ratio requirements set forth in this subpara-graph a, the aggregate amount paid to each stockholder will be rounded up to the nearest cent without regard to such requirements.

                        (b) Other Dividends and Distributions. Each share of the Common Stock, each share of the Class A Common Stock and each share of the Class B Stock shall be equal in respect of rights to dividends (other than cash) and distributions, when and as declared, in the form of stock or other property of the Corporation, except that in the case of dividends or other distributions payable in stock of the Corporation, including distributions pursuant to stock split-ups, divisions or combinations, which occur after the date shares of the Class B Stock are first issued by the Corporation, only shares of the Common Stock shall be distributed with respect to the Common Stock, only shares of the Class B Stock shall be distributed with respect to the Class B Stock, and if shares of Class A Common Stock have been issued, only shares of Class A Common Stock shall be distributed with respect to the Class A Common Stock, all in accordance with paragraph 8 of this Section B, provided however, that a special dividend payable in Class A Common Stock ("Special Stock Dividend") may be declared and paid with respect to Common Stock and Class B Stock (i) on the basis of one share of Class A Common Stock distributed with respect to each outstanding share of Common Stock and Class B Stock or (ii) in the form of a recapitalization, in which half of each outstanding share of Common Stock and half of each outstanding share of Class B Stock would each be automatically converted into one-half share of Class A Common Stock. Only one Special Stock Dividend can be declared.

		3.	Other Rights.

                Except as otherwise required by the Delaware General Corporation Law or as otherwise provided in this Certificate of Incorporation, each share of the Common Stock, each share of Class A Common Stock and each share of the Class B Stock shall have identical powers, preferences and rights, including rights in liquidation.

		4.	Issuance of the Class B Stock.

                        (a) Initial Issuance. On or before 5:00 p.m. Central Time (close of business) on May 13, 1985, or such later date and time as the Board of Directors may, prior to May 13, 1985, determine, each outstanding share of Common Stock shall be convertible, by the holder of record thereof on March 6, 1985, on a share-for-share basis, for shares of Class B Stock, on and subject to the terms and conditions of this paragraph 4. Any such conversion shall be deemed to be effective as of the date of receipt by the Corporation or its transfer agent of the following documents: (i) a proper written notice of conversion by the holder of shares Common Stock, addressed to the principal office of the Corporation or to the office of its transfer agent, designating the number of shares of Common Stock to be converted into shares of Class B Stock, and (ii) the stock certificate or certificates representing the number of shares of Common Stock to be so converted into shares of Class B Stock, duly endorsed for transfer or accompanied by appropriate stock powers, with signatures guaranteed by a national banking association or a member firm of the New York Stock Exchange. The issuance of a certificate or certificates for shares of the Class B Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate or certificates is or are to be issued in a name other than that of the holder of the share or shares of Common Stock converted, the person or persons requesting the issuance thereof shall pay to the transfer agent or to the Corporation the amount of any tax which may be payable in respect to any such transfer.

                Notwithstanding the foregoing, such certificate or certificates may only be issued in the name of the holder of record on March 6, 1985 of the converted shares of Common Stock, or his Permitted Transferee, as such term is defined in subparagraph c of paragraph 6 of this Section B. Subject to the foregoing, as promptly as practicable after the surrender for conversion of a certificate or certificates representing shares of the Common Stock and payment of any tax as herein before provided, the Corporation will deliver or cause to be delivered at the office of the transfer agent to, or upon the written order of, the holder of such certificate or certificates, a certificate or certifi-cates representing the number of shares of Class B Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates representing shares of the Common Stock (if on such date the transfer books of the Corporation shall be closed, then immediately prior to the close of business on the first date thereafter that said books shall be open), and all rights of such holder arising from ownership of the shares of Common Stock shall cease at that time, and the person or persons in whose name or names the certificate or certificates representing shares of the Class B Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of the Class B Stock at such time and shall have and may exercise all the rights and powers appertaining thereto. No adjustments in respect of past cash dividends shall be made upon the conversion of any share of the Common Stock; provided, however, that if any shares of the Common Stock shall be converted subsequent to the record date for the payment of a cash or stock dividend or other distribution on shares of the Common Stock, but prior to such payment, the registered holder of such shares of Common Stock at the close of business on such record date shall nonetheless be entitled to receive that cash or stock dividend or other distribution. The Corporation shall reserve and keep available, solely for the purpose of issue upon conversion of outstanding shares of the Common Stock, such number of shares of the Class B Stock as may be issuable upon the conversion of all such outstanding shares of the Common Stock. All shares of the Class B Stock which may be issued upon conversion of shares of the Common Stock will, upon issuance, be fully paid and nonassessable.

                        (b) Subsequent Issuance. After expiration of the period for initial issuance as provided in subparagraph a of this paragraph 4, the Corporation may only issue shares of the Class B Stock in the form of a distribution or distributions pursuant to one or more stock dividends on or stock split-ups of the shares of the Class B Stock, or pursuant to any other distribution which is intended to be pro-rata to the Corporation's stockholders, and only to the then holders of the outstanding shares of the Class B Stock in conjunction with and in the same ratio as a stock dividend on or a stock split-up or other distribution of the shares of the Class A Common Stock (if Class A Common Stock has been issued prior to such stock dividend, stock split or other distribution) and Common Stock (any such issuance being a "Subsequent Issuance").

		5.	Conversion of Class B Stock.

                Each share of Class B Stock may at any time be converted at the election of the holder thereof into one fully paid and nonassessable share of the Common Stock. Any holder of shares of the Class B Stock may elect to convert any or all of such shares at one time or at various times in such holders discretion. Any such conversion shall be deemed to be effective as of the close of business on the date of receipt by the Corporation or its transfer agent of the following documents: (i) a proper written notice of conversion by the holder of shares of Class B Stock, addressed to the principal office of the Corporation or to the office of its transfer agent, designating the number of shares of Class B Stock to be converted into shares of Common Stock, and (ii) the stock certificate or certificates representing the number of shares of Class B Stock to be so converted into shares of Common Stock, duly endorsed for transfer or accompanied by appropriate stock powers, with signatures guaranteed by a national banking association or a member firm of the New York Stock Exchange. The issuance of a certificate or certificates for shares of the Common Stock upon conversion of shares of the Class B Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate or certificates is or are to be issued in a name other than that of the holder of the share or shares of the Class B Stock converted, the person or persons requesting the issuance thereof shall pay to the transfer agent or to the Corporation the amount of any tax which may be payable in respect of any such transfer, or shall establish to the satisfaction of the transfer agent or of the Corporation that such tax has been paid. As promptly as practicable after the surrender for conversion of a certificate or certificates representing shares of the Class B Stock and the payment of any tax as hereinbefore provided, the Corporation will deliver or cause to be delivered at the office of the transfer agent to, or upon the written order of, the holder of such certificate or certificates, a certificate or certificates representing the number of shares of the Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates representing shares of the Class B Stock (if on such date the transfer book of the Corporation shall be closed, then immediately prior to the close of business on the first date thereafter that said books shall be open), and all rights of such holder arising from ownership of shares of Class B Stock shall cease at such time, and the person or persons in whose name or names the certificate or certificates representing shares of the Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of the Common Stock at such time and shall have and may exercise all the rights and powers appertaining thereto. No adjustments in respect of past cash dividends shall be made upon the conversion of any share of the Class B Stock; provided, however, that if any shares of the Class B Stock shall be converted subsequent to the record date for the payment of a cash or stock dividend or other distribution on shares of the Class B Stock but prior to such payment, the registered holder of such shares of Class B Stock at the close of business on such record date shall nonetheless be entitled to receive that cash or stock dividend or other distri-bution. The Corporation shall at all times reserve and keep available, solely for the purpose of issue upon conversion of outstanding shares of the Class B Stock, such number of shares of the Common Stock as may be issuable upon the conversion of all such outstanding shares of the Class B Stock, provided the Corporation may deliver shares of the Common Stock which have previously been converted into shares of the Class B Stock or which are held in the treasury of the Corporation for shares of the Class B Stock to be converted. If any shares of the Common Stock require registration with or approval of any governmental authority under any federal or state law before such shares of the Common Stock may be issued upon conversion, the Corporation will cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list shares of the Common Stock required to be delivered upon conversion prior to such delivery upon any national securities exchange or national market system on which the outstanding shares of the Common Stock may be listed at the time of such delivery. All shares of the Common Stock which may be issued upon conversion of shares of the Class B Stock, will, upon issuance, be fully paid and nonassessable.

		5A.	Modification of Class A Common Stock.

                If, as a result of the lack of voting power of the Class A Common Stock, either the Common Stock or Class A Common Stock is to be, or is, delisted from the New York Stock Exchange (or from such other national securities exchange or securities quotation system as is then the principal market for such stock), the Board of Directors, if it determines that there is no appropriate alternative, may provide such voting rights for the Class A Common Stock (but in no event more than one vote per share) as it may specify by resolution.

		6.	Restrictions on Sale and Transfer of Class B Stock.

                        (a) Shares of Class B Stock shall be registered in the name(s) of the beneficial owner(s) thereof and not in "street" or "nominee" name; provided, however, (i) certificates representing shares of Class B Stock issued in conversion of the Corporation's then outstanding Common Stock will be registered in the same name and manner as the certificates representing the shares of Common Stock so converted into shares of Class B Stock and (ii) certificates representing shares of Class B Stock issued pursuant to one or more Subsequent Issuances of the Class B Stock may be registered in the same name and manner as the certificates representing the shares of Class B Stock with respect to which the Subsequent Issuance was made. Certificates representing Class B Stock shall bear a legend stating that they are subject to the restrictions of this Article Fourth.

                        (b) Shares of Class B Stock shall not be sold, assigned, given, bequeathed, transferred, pledged or otherwise disposed of except as provided in subparagraphs c and d of this paragraph 6

                        (c) A holder of shares of Class B Stock may sell, assign, give, bequeath or otherwise transfer all or part of said shares to any one or more of the following: (i) to any beneficial owner thereof; (ii) to any beneficial owner's spouse; (iii) to any parent or to any lineal descendant (including any adopted child) of any parent of any beneficial owner or of any beneficial owner's spouse; (iv) to any trustee, guardian or custodian for, or any executor, administrator or other legal representative of the estate of, any of the foregoing; and (v) to any general or limited partnership each of the partners of which is any of the foregoing and which prohibits a transfer of all or any part of any interest in the partnership except to the partnership or to any of the foregoing (collectively, (i) through (v) are the "Permitted Transferees").

                        (d) Shares of Class B Common Stock may be pledged by the beneficial owner thereof, provided such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the restrictions of this paragraph 6. In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Stock may, at the option of the pledgee, be sold, transferred or otherwise disposed of on behalf of the beneficial owner only to those persons specified in subparagraph c of this para-graph 6, or be converted into shares of Common Stock in accordance with the provisions of paragraph 5 of this Section B.

                        (e) In the event a holder of shares of Class B Stock sells, assigns, transfers, pledges or otherwise disposes of such shares contrary to the provisions of this paragraph 6, then such sale, assignment, transfer, pledge or other disposition shall be deemed (i) an election by the holder thereof to first convert such shares of Class B Stock into shares of Common Stock on a share-for-share basis, and (ii) a sale, assignment, transfer, pledge or other disposition of such shares of Common Stock. Such conversions shall be deemed effective as of the time of such sale, assignment, transfer, pledge or other disposition, and upon presentation to the Corporation's transfer agent of the certificate or certificates representing such shares of Class B Stock, duly endorsed for transfer or accompanied by appropriate stock powers, with signa-tures guaranteed by a national banking association or a member firm of the New York Stock Exchange, a certificate or certificates representing an equal number of shares of Common Stock shall be issued in the name of the transferee or pledgee.

		7.	Duration of Class Rights and Powers.

                At any time when (a) the shares of Class B Stock owned by Richard M. and Robert D. Jaffee and their Permitted Transferees, whether owned directly or beneficially (including the shares owned by the Northern Trust Company, as Trustee under an Agreement between Noah Jaffee (a/k/a/ Nick Jaffee) and The Northern Trust Company, as Trustee, as dated April 26, 1962 and designated Trust No. 27962, but excluding any shares ("Excluded Shares") owned beneficially where (i) such beneficial ownership results solely from possession of the power to vote or direct the disposition of such shares and where (ii) there is no economic interest, including a contingent or future interest, in such shares) cease to account for at least twenty percent (20%) of the total of both shares of the Common Stock and shares of the Class B Stock outstanding, treated as one class for the purpose of such computation, or (b) for a continuous period of one year, the shares of Class B Stock, Common Stock and Class A Common Stock owned by Richard M. Jaffee and Robert D. Jaffee and their Permitted Transferees, whether owned directly or beneficially, but excluding the Excluded Shares, do not account for at least ten percent (10%) of the total of shares of Common Stock, shares of Class B Stock and shares of Class A Common Stock outstanding, treated as one class for the purpose of such computation, any shares of the Class B Stock which are then outstanding shall, without any action by the Board of Directors or the holder or holders thereof, automati-cally convert (but, in the case of clause (b) hereof, only at the end of the continuous period of one year referred to therein) into and become for all purposes shares of the Common Stock, and the provisions of this Certificate of Incorporation which provide for different voting or cash dividend rights for the Common Stock and the Class B Stock shall thence forth not be of any effect. All shares of either or both the Common Stock or the Class B Stock which are then outstanding shall have equal and general voting power in the election of directors and in all other matters upon which stockholders of the Corporation are entitled to vote or give consent, even if at such time there shall have been fixed by the Board of Directors a record date for voting at any meeting of stockholders. The Board of Directors is hereby authorized to take such actions, consistent with the Delaware General Corporation law, as it deems appropriate or advisable with respect to the replacement of certificates then outstanding evidencing ownership of the Class B Stock, or otherwise, in order to carry into effect the foregoing provisions.


		8.	Issuance of the Common Stock and Class A Common Stock.

                The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock or Class A Common Stock herein authorized in accordance with the terms and conditions set forth in this Certificate of Incorporation for such purposes, in such amounts to such persons, corporations, or entities, and for such consider-ation all as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. At any time shares of the Class B Stock or shares of Class A Common Stock are outstanding, the Board of Directors (a) may issue shares of the Common Stock or Class A Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock or Class A Common Stock, respectively, or pursuant to any other distribution only if such stock dividend, split-up or other distribution is in conjunction with and in the same ratio as a stock dividend on or stock split-up or other distri-bution of the shares of the Class B Stock, and intended to be pro-rata to all of the Corporation's stockholders, and is paid as follows: (i) in Common Stock to the then holders of the outstanding shares of Common Stock; (ii) in Class A Common Stock to the then holders of the outstanding shares of Class A Common Stock; and (iii) in Class B Stock to then holders of the outstanding shares of Class B Stock; or (b) may issue shares of Class A Common Stock pursuant to the Special Stock Dividend, if the Special Stock Dividend has not previously been issued.

                9. Purchase of Common Stock, Class A Common Stock or Class B Stock by the Corporation.

                Subject to any applicable provision of this Article FOURTH, the Corporation may at any time or from time to time purchase or otherwise acquire shares of its Common Stock, Class A Common Stock or Class B Stock in any manner now or hereafter permitted by law, publicly or privately, or pursuant to any agreement.

		10.	Rights on Liquidation.

        In the event the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, the holders of the Class B Stock, Class A Common Stock and Common Stock shall be entitled to share ratably as a single class in the remaining net assets of the Corporation, that is, an equal amount of net assets for each share of Common Stock, Class A Common Stock and Class B Stock. A merger or consolidation of the Corporation with or into any other corporation or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the corporation within the meaning of this paragraph 10.

        IN WITNESS WHEREOF, Oil-Dri Corporation of America has caused this Certificate of Amendment to be executed this 15 day of December, 1994.


                                        /s/ Richard M. Jaffee
                                        ----------------------------
                                            Richard M. Jaffee
                                            President and
                                               Chief Executive Officer



ATTEST:

/s/Louis T. Bland, Jr.
---------------------------
Louis T. Bland, Jr.
Assistant Secretary

         [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]


        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "DRI-OIL, INC." FILED IN THIS OFFICE ON THE EIGHTH DAY OF DECEMBER A.D. 1969, AT 10 O'CLOCK A.M.



Secretary of State
AUTHENTICATION: *3569611
DATE: 08/25/1992

                         CERTIFICATE OF INCORPORATION
                                      OF
                                 DRI-OIL, INC.


        FIRST:  The name of the corporation is DRI-OIL, INC.

        SECOND: The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

        THIRD: The nature of the business or purposes to be conducted or promoted is:

                 To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Hundred (100) and the par value of each of such shares is Ten Dollars ($10.00), amounting in the aggregate to One Thousand Dollars ($1,000,00).

        FIFTH: The name and mailing address of the sole incorporator is as follows:

                 OIL-DRI CORPORATION OF AMERICA, an Illinois corporation, 520 North Michigan Avenue, Chicago, Illinois

        SIXTH: The name and mailing address of each person who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

	NAME					MAILING ADDRESS
	Richard M. Jaffee			520 North Michigan Avenue
						Chicago, Illinois

	Robert D. Jaffee			520 North Michigan Avenue
						Chicago, Illinois

	Woodrow A. Jaffee			520 North Michigan Avenue
						Chicago, Illinois

	SEVENTH:  The corporation is to have perpetual existence.

        EIGHTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

        NINTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corpora-tion and its stockholders or any class of them, any court of equitable juris-diction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

        TENTH: Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

        ELEVENTH: The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

        TWELFTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        THE UNDERSIGNED, being the sole incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is its act and deed and the facts herein stated are true, and accordingly has hereunto set its hand and seal this 4th day of December, 1969.

                                       OIL-DRI CORPORATION OF AMERICA,
                                       an Illinois corporation

                                       By: /s/ Richard M. Jaffee
                                          -----------------------------
                                               President

ATTEST:
(Corporate Seal)


/s/ Albert L. Swerdlik
----------------------------
Secretary

STATE OF ILLINOIS	)
			)	ss.
COUNTY OF COOK          )

        In the City of Chicago, County of Cook and State of Illinois, on the 4th day of December, 1969, personally appeared before me Richard M. Jaffee and A.L. Swerdlik, who stated that they are respectively the President and Secretary of Oil-Dri Corporation of America, an Illinois corporation, and executed the foregoing Certificate of Incorporation on behalf of said Oil-Dri Corporation of America, pursuant to duly granted authority, and they severally acknowledged that said Certificate was executed by said Oil-Dri Corporation of America as its act and deed and that the facts therein stated are truly set forth.

	GIVEN under my hand and seal of office the day and year aforesaid.




                                       -------------------------
                                       Notary Public

         [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]


        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AGREEMENT OF MERGER (DELAWARE & FOREIGN) OF "DRI-OIL, INC." FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF DECEMBER A.D. 1969, AT 10 O'CLOCK A.M.






Secretary of State
AUTHENTICATION *3569612
DATE: 08/25/1992

                         AGREEMENT AND PLAN OF MERGER
                                    between

                                 DRI-OIL, INC.
                           (a Delaware corporation)
                                      and

                        OIL-DRI CORPORATION OF AMERICA
                           (an Illinois corporation)

        Agreement and Plan of Merger made and entered into this 18th day of December, 1969, between DRI-OIL, INC., a Delaware corporation, (hereinafter referred to as the "Delaware Corporation" or "Surviving Corporation") and OIL-DRI CORPORATION OF AMERICA, an Illinois corporation, (hereinafter referred to as the "Illinois Corporation") (said corporations hereinafter referred to jointly as the "Constituent Corporations").

        A. The Delaware Corporation is a corporation duly organized and existing under the laws of the State of Delaware having its principal office in the State of Delaware at No. 100 West 10th Street, Wilmington, Delaware.

        B. The Illinois Corporation is a corporation duly organized and existing under the laws of the State of Illinois having its principal office in the State of Illinois at 520 North Michigan Avenue, Chicago, Illinois.

        C. The total number of shares which the Delaware Corporation has authority to issue is 100 shares of the par value of $10 per share, of which 100 shares are issued and outstanding.

        D. The total number of shares which the Illinois Corporation has authority to issue is 1,000,000 Common Shares $1 par value of which 380,000 are outstanding.

        E. The respective boards of directors of the Delaware Corporation and the Illinois Corporation have determined that it is advisable that the Illinois Corporation be merged into the Delaware Corporation and have approved such merger on the terms and conditions hereinafter set forth in accordance with applicable provisions of the laws of the States of Illinois and Delaware.

        The Delaware Corporation and the Illinois Corporation hereby agree, each with the other, as follows:

                                   ARTICLE I

        The Illinois Corporation and the Delaware Corporation shall be merged into a single corporation, in accordance with the applicable provisions of the laws of Illinois and Delaware, by the Illinois Corporation merging into the Delaware Corporation which shall be the continuing and surviving corporation.



                                  ARTICLE II

        The Certificate of Incorporation of the Delaware Corporation is hereby amended:

        (a) By striking Article FIRST in its entirety and substituting in lieu thereof, a new Article FIRST reading as follows:

	FIRST:  The name  of the corporation is OIL-DRI CORPORATION OF AMERICA.

        (b) By striking Article FOURTH in its entirety and substituting in lieu thereof, a new Article FOURTH reading as follows:

        FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Million Five Hundred Thousand (1,500,000) and the par value of each of such shares is One Dollar ($1), amounting in the aggregate to One Million Five Hundred Thousand Dollars ($1,500,000).

        The Certificate of Incorporation of the Delaware Corporation, as hereinabove amended, shall constitute the composite Certificate of Incorporation of the Surviving Corporation until further amended in the manner provided by law, and it is set forth in Schedule 1 hereto and made a part of this Agreement and Plan of Merger with the same force and effect as if set forth in full herein. The Certificate of Incorporation as set forth in said Schedule 1, as filed in Delaware, and separate and apart from this Agreement and Plan of Merger may be certified separately as the Certificate of Incorporation of the Surviving Corporation.

                                   ARTICLE III

        Upon the merger becoming effective:

        1. The Constituent Corporations shall be a single corporation, which shall be the Delaware Corporation as the Surviving Corporation, and the separate existence of the Illinois Corporation shall cease except to the extent provided by the laws of the State of Illinois in the case of a corporation after its merger into another corporation.

        2. The Surviving Corporation shall possess all the rights, privileges, powers, immunities and franchises, as well of a public as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be vested in the Surviving Corporation without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger.

        3. The Surviving Corporation shall be responsible and liable for all of the debts, duties, liabilities and obligations of each of the Constituent Corporations of every kind and character whatsoever; and any claim existing or action or proceeding pending by or against either of the Constituent Corpora-tions may be prosecuted to judgment as if the merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corpora-tions shall be impaired by the merger.

        4. The by-laws of the Delaware Corporation as existing and constituted immediately prior to the date merger shall become effective shall be and constitute the by-laws of the Surviving Corporation, until altered, amended or repealed.

        5. The directors and officers of the Illinois Corporation immediately prior to the date the merger shall become effective shall be and constitute the directors and officers of the Surviving Corporation.

        6. The 100 shares of Common Stock of the Delaware Corporation owned and held by the Illinois Corporation immediately prior to the merger becoming effective shall be canceled and no shares of the Delaware Corporation shall be issued in respect thereof, and the capital account of the Surviving Corporation shall be deemed to be reduced by the amount of $1,000, the amount represented by said 100 shares.

        7. Each of the issued and outstanding Common Shares $1 par value, of the Illinois Corporation shall be and become converted automatically by virtue of the merger, and without further action of either Constituent Corpora-tion or their stockholders, into one and one-half fully paid and nonassessable shares of Common Stock, $1 par value, of the Surviving Corporation. No fractional shares shall be issued.

        8. Each owner of an outstanding certificate or certificates representing Common Shares of the Illinois Corporation shall be entitled upon surrendering such certificate or certificates to the Surviving Corporation to receive in exchange therefor a certificate or certificates representing the number of shares of Common Stock equal to one and one-half times the number of Common Shares represented by the surrendered certificate or certificates.
Until so surrendered the outstanding shares of the stock of the Illinois Corporation to be converted into the stock of the Surviving Corporation as provided herein, may be treated by the Surviving Corporation for all corporate purposes as evidencing the ownership of shares of the Surviving Corporation as though said surrender and exchange had taken place.

                                  ARTICLE IV

        If at any time the Surviving Corporation shall determine that any further assignment or assurance in law is necessary or desirable to vest in the Surviving Corporation the title to any property or rights of the Illinois Corporation, the Illinois Corporation shall execute and make all such proper assignments and assurances in law and do all things necessary or proper to vest such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement and Plan of Merger.

                                   ARTICLE V

        The assets, liabilities, reserves and accounts of the Illinois Corpora-tion shall be taken up on the books of the Surviving Corporation as at the effective date of this Agreement and Plan of Merger in the respective amounts at which they shall at the time be carried on the books of the Illinois Corporation, except that the capital account of the Surviving Corporation shall contain $190,000 more than the capital account of the Illinois Corporation immediately prior to the date the merger shall become effective by reason of the conversion of 380,000 common shares $1 par value of the Illinois Corporation into 570,000 shares of common stock $1 par value of the Surviving Corporation, and the surplus account of the Surviving Corporation shall contain $190,000 less than the combined surplus accounts of the Illinois Corporation immediately prior to the date the merger shall become effective.

                                  ARTICLE VI

        All corporate actions, plans, policies, contracts, approvals and authorizations of the Illinois Corporation, its shareholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the date the merger becomes effective, shall be taken for all purposes as the actions, plans, policies, contracts, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to the Illinois Corporation. The employees of the Illinois Corporation shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of the Illinois Corporation.

                                  ARTICLE VII

        This Agreement and Plan of Merger shall be submitted to the shareholders and stockholders of each of the Constituent Corporations, as provided by law, and shall take effect, and be deemed and be taken to the be the Agreement and Plan of Merger of said corporations upon the approval or adoption thereof by the shareholders and stockholders of each of the Constituent Corporations in accordance with the laws of the States of Illinois and Delaware, and upon the execution, filing and recording of such documents and the doing of such acts and things as shall be required for accomplishing the merger under the laws of the States of Illinois and Delaware.

        Anything herein or elsewhere to the contrary notwithstanding, this Agreement and Plan of Merger may be abandoned by the Illinois Corporation by appropriate resolution of its Board of Directors at any time prior to the effective date of the merger if, in the sole judgment of the Board of Directors of the Illinois Corporation, such abandonment is necessary or desirable.

        IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective boards of directors have caused these presents to be executed by the President and attested by the Secretary of each party hereto, and the corporate seal affixed.

                                       OIL-DRI CORPORATION OF AMERICA


                                       By:  /s/ Richard M. Jaffee
                                          --------------------------------
                                                President
ATTEST:
(Corporate Seal)

/s/ Albert L. Swerdlik
-----------------------------
Secretary


OIL-DRI, INC.

By:  /s/ Richard M. Jaffee
   --------------------------
         President

ATTEST:
(Corporate Seal)

/s/ Albert L. Swerdlik
-----------------------------
Secretary

        I, A.L. SWERDLIK, Secretary of DRI-OIL, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certify, as such Secretary and under the seal of the said corporation, that the Agreement and Plan of Merger to which this certificate is attached, after having been first duly signed on behalf of the said corporation and having been signed on behalf of OIL-DRI CORPORATION OF AMERICA, a corporation of the State of Illinois, was duly adopted pursuant to section 228 of Title 8 of the Delaware Code of 1953, by the written consent of the sole stockholder of the corporation, which Agreement and Plan of Merger was thereby adopted as the act of the stockholder of said DRI-OIL,INC., and the duly adopted agreement and act of the said corporation.

        WITNESS my hand and seal of said DRI-OIL, INC., on this 18th day of December, 1969.



                                       /s/ A.L. Swerdlik
                                       -------------------------
                                           Secretary


(CORPORATE SEAL)

        THE ABOVE AGREEMENT AND PLAN OF MERGER, having been executed on behalf of each corporate party thereto, and having been adopted separately by each corporate party thereto, in accordance with the provisions of the General Corporation Law of the State of Delaware, and the Business Corporation Act of the State of Illinois, the President of each corporate party thereto does now hereby execute the said Agreement and Plan of Merger and the Secretary of each corporate thereto does now hereby attest the said Agreement and Plan of Merger under the corporate seals of their respective corporations, by authority of the directors and stockholders thereof, as the respective act, deed and agreement of each of said corporations, on this 18th day of December, 1969.

                                       OIL-DRI CORPORATION OF AMERICA


                                       By:  /s/ Richard M. Jaffee
                                          -------------------------------
                                                President

(CORPORATE SEAL)

ATTEST:

/s/ Albert L. Swerdlik
-----------------------------
    Secretary


DRI-OIL, INC.


By:  /s/ Richard M. Jaffee
   --------------------------
         President

(CORPORATE SEAL)

ATTEST:

/s/ Albert L. Swerdlik
-----------------------------
    Secretary

STATE OF ILLINOIS	)
			)	 ss:
COUNTY OF COOK          )

        BE IT REMEMBERED that on this 18th day of December, 1969, personally came before me, a Notary Public in and for the County and State aforesaid, RICHARD M. JAFFEE, president of DRI-OIL, INC., a corporation of the State of Delaware, and he duly executed said agreement and plan of merger before me and acknowledged the said agreement and plan of merger to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said agreement and plan of merger and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                       -------------------------
                                       Notary Public

(SEAL)

STATE OF ILLINOIS	)
			)	ss:
COUNTY OF COOK          )

        BE IT REMEMBERED that on this 18th day of December, 1969, personally came before me, a Notary Public in and for the County and State aforesaid, RICHARD M. JAFFEE, President of OIL-DRI CORPORATION OF AMERICA, a corporation of the State of Illinois, and he duly executed said agreement and plan of merger before me and acknowledged the said agreement and plan of merger to be his act and deed and the act and deed of said corporation and the facts stated therein are true; and that the seal affixed to said agreement and plan of merger and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                       -------------------------
                                       Notary Public

(SEAL)

                                                                    Schedule 1

                         CERTIFICATE OF INCORPORATION
                                      OF
                        OIL-DRI CORPORATION OF AMERICA


	FIRST:  The name of the corporation is OIL-DRI CORPORATION OF AMERICA.

        SECOND: The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

        THIRD: The nature of the business or purposes to be conducted or prompted is:

            To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        FOURTH: The total number of shares of stock which the corporation shall have authority to issue is One Million Five Hundred Thousand (1,500,000) and the par value of each of such shares is One Dollar ($1), amounting in the aggregate to One Million Five Hundred Thousand Dollars ($1,500,000).

        FIFTH: The name and mailing address of the sole incorporator is as follows:

            OIL-DRI CORPORATION OF AMERICA, an Illinois corporation, 520 North Michigan Avenue, Chicago, Illinois.

        SIXTH: The name and mailing address of each person who is to serve as a director until the first annual meeting of the stockholders or until a successor is elected and qualified, is as follows:

	NAME					MAILING ADDRESS
        RICHARD M. JAFFEE                       520 North Michigan Avenue
                                                Chicago, Illinois

        ROBERT D. JAFFEE                        520 North Michigan Avenue
                                                Chicago, Illinois

        WOODROW A. JAFFEE                       520 North Michigan Avenue
						Chicago, Illinois

	SEVENTH:  The corporation is to have perpetual existence.

        EIGHTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

        NINTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corpora-tion and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of
Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

        TENTH: Election of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

        ELEVENTH: The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

        TWELFTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        THE UNDERSIGNED, being the sole incorporator, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that this is its act and deed and the facts herein stated are true, and accordingly has hereunto set its hand and seal this 4th day of December, 1969.

OIL-DRI CORPORATION OF AMERICA
    CORPORATE SEAL
      ILLINOIS                         OIL-DRI CORPORATION OF AMERICA,
                                       an Illinois corporation



                                       By:  /s/ Richard M. Jaffee
                                          ---------------------------
                                                President
ATTEST:


/s/ Albert L. Swerdlik
-----------------------------
Secretary

STATE OF ILLINOIS	)
			)	SS.
COUNTY OF COOK          )

        In the City of Chicago, County of Cook and State of Illinois, on the 4th day of December, 1969, personally appeared before me Richard M. Jaffee and A.L. Swerdlik, who stated that they are respectively the President and Secretary of Oil-Dri Corporation of America, an Illinois corporation, and executed the foregoing Certificate of Incorporation on behalf of said Oil-Dri Corporation of America, pursuant to duly granted authority, and they severally acknowledged that said Certificate was executed by said Oil-Dri Corporation of America as its act and deed and that the facts therein stated are truly set forth.

	GIVEN under my hand and seal of office the day and year aforesaid.



                                       _______________________________________
                                       Notary Public


LEE JAFFEE
NOTARY PUBLIC
COOK COUNTY, ILL.

          [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]

        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF OIL-DRI CORPORATION OF AMERICA FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF DECEMBER A.D. 1978, AT 10 O'CLOCK A.M.



Secretary of State
AUTHENTICATION: *3569613
DATE: 08/25/1992

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION


        OIL-DRI CORPORATION OF AMERICA, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

        FIRST: That at a meeting of the Board of Directors of OIL-DRI CORPORATION OF AMERICA held on October 12, 1978, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and recommending that the proposed amendment be put to a vote of the stockholders entitled to vote thereon at the stockholders' annual meeting. The resolution setting forth the proposed amendment is as follows:

        RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Fourth Article thereof so that, as amended said Article shall be and read as follows:

                FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Two Million Two Hundred Twenty-Five Thousand (2,225,000) and the par value of such shares is $.10 amounting in the aggregate to $222,500.

        SECOND: That thereafter, at the annual meeting of the stockholders of said corporation held on December 19, 1978, which was duly called and held upon notice in accordance with Section 222 of General Corporation Law of the State of Delaware, the necessary number of shares as required by Statute were voted in favor of the amendment.

        THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        FOURTH: That this Certificate of Amendment of the Certificate of Amendment of the Certificate of Incorporation shall be effective at the close of business on December 27, 1978.

        FIFTH: That a Certificate of Reduction of Capital pursuant to Section 244 (c) of the General Corporation Law of the State of Delaware is being filed with this Certificate of Amendment.

        IN WITNESS WHEREOF, said OIL-DRI CORPORATION OF AMERICA has caused this certificate to be signed by Richard M. Jaffee, its President, and attested by Albert L. Swerdlik, its Secretary, this 27th day of December, 1978.

                                       OIL-DRI CORPORATION OF AMERICA


                                       By:  /s/Richard M. Jaffee
                                          ----------------------------
                                               President


ATTEST


By: /s/Albert L. Swerdlik
   --------------------------
       Secretary

          [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]

        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF REDUCTION OF CAPITAL OF "OIL-DRI CORPORATION OF AMERICA" FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF DECEMBER A.D. 1978, AT 10 O'CLOCK A.M.


Secretary of State
AUTHENTICATION: *3569614
DATE: 08/25/1992

                           CERTIFICATE OF REDUCTION
                                  OF CAPITAL


        OIL-DRI CORPORATION OF AMERICA, a corporation organized and existing under the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

        FIRST: That at a meeting of the Board of Directors of OIL-DRI CORPORATION OF AMERICA held on October 12, 1978, resolutions were duly adopted setting forth a proposed reduction of capital of said corporation in the manner and to the extent hereinafter set forth.

        SECOND: That pursuant to the provisions of Section 244 of the General Corporation Law of the State of Delaware a reduction of the capital of the corporation by the amount of 596,443.30 Dollars was authorized in the following manner:

        A Certificate of Amendment of Certificate of Incorporation, of Oil-Dri Corporation of America, effective the close of business on December 27, 1978, is being filed along with this Certificate of Reduction of Capital. Said Certificate of Amendment of Certificate of Incorporation provides for the reduction of the par value of the corporation's capital stock from $1.00 per share to $0.10 per share. In connection with and upon effectiveness of said reduction in the par value of the capital stock of the corporation, the corporation will transfer to surplus, at the close of business on December 27, 1978, all of the capital represented by the issued shares of the corporation's capital stock which is in excess of the aggregate new par value of such shares. The number of issued shares at the close of business on December 27, 1978 is 1,052,547.

        THIRD: That the assets of the corporation remaining after such reduction are sufficient to pay any debts, the payment of which has not been otherwise provided for.

        FOURTH: That this Certificate of Reduction of Capital shall be effective at the close of business on December 27, 1978.

        IN WITNESS WHEREOF, said OIL-DRI CORPORATION OF AMERICA has caused this certificate to be signed by Richard M. Jaffee its President, and attested by Albert L. Swerdlik, its Secretary this 27th day of December, 1978.

                                       OIL-DRI CORPORATION OF AMERICA


                                       By:  /s/Richard M. Jaffee
                                          ---------------------------
                                               President

By:  /s/ Albert L. Swerdlik
   --------------------------
         Secretary

          [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]

        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "OIL-DRI CORPORATION OF AMERICA" FILED IN THIS OFFICE ON THE SIXTH DAY OF FEBRUARY A.D. 1979, AT 10 O'CLOCK A.M.



Secretary of State
AUTHENTICATION: *3569616
DATE: 08/25/1992

        CERTIFICATE OF CORRECTION FILED TO CORRECT CERTAIN ERRORS IN THE CERTIFICATE OF REDUCTION OF CAPITAL OF OIL-DRI CORPORATION OF AMERICA FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE ON DECEMBER 27, 1978, AND RECORDED IN THE OFFICE OF THE RECORDER OF DEEDS FOR NEW CASTLE COUNTY, DELAWARE, ON DECEMBER 27, 1978.

        OIL-DRI CORPORATION OF AMERICA, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

	1.	The name of the corporation is OIL-DRI CORPORATION OF
AMERICA.

        2. That a Certificate of Reduction of Capital was filed by the Secretary of State of Delaware on December 27, 1978, and recorded in the office of the Recorder of Deeds of New Castle County on December 27, 1978, and that said certificate requires correction as permitted by subsection (F) of section 103 of The General Corporation Law of the State of Delaware.

        3. The errors to be corrected in said Certificate of Reduction of Capital are as follows: (1) Under Section Second of the Certificate of Reduction of Capital it was stated that the reduction of capital was to be in the amount of $596,443.30. The actual reduction of capital was $596,446.20; (2) The last sentence of Section Second should be deleted; (3) The following paragraph should be added to Section Second:

        The corporation shall redeem all of the $.10 par value common fractional shares issued as of December 27, 1978, said fractional shares totaling in the aggregate to twenty-nine (29) whole shares of the corporation's $.10 par value common stock. The number of issued shares at the close of business on December 27, 1978 is 1,052,518.

        4. Section Second of the certificate is corrected to read as follows:

                SECOND: That pursuant to the provisions of Section 244 of The General Corporation Law of the State of Delaware a reduction of the capital of the corporation by the amount of Five Hundred Ninety-Six Thousand Four Hundred Forty-Six and 20/100 Dollars ($596,446.20) from $701,698.00 to $105,251.80 was authorized in the following manner:

                 A Certificate of Amendment of Certificate of Incorporation, of Oil-Dri Corporation of America, effective the close of business on December 27, 1978, is being filed along with this Certificate of Reduction of Capital. Said Certificate of Amendment of Certificate of Incorporation provides for the reduction of the par value of the corporation's capital stock from $1.00 per share to $0.10 per share. In connection with and upon effectiveness of said reduction in the par value of the capital stock of the corporation, the corporation will transfer to surplus, at the close of business on December 27, 1978, all of the capital represented by the issued shares of the corporation's capital stock which is in excess of the aggregate new par value of such shares.

                 The corporation will redeem, at the close of business on December 27, 1978, all of the $.10 par value common fractional shares issued as of December 27, 1978, said fractional shares totaling in the aggregate to twenty-nine (29) whole shares of the corporation's $.10 par value common stock. The number of issued shares at the close of business on December 27, 1978, treating all of the aforesaid fractional shares as having been redeemed, is 1,052,518.

        IN WITNESS WHEREOF, said Oil-Dri Corporation of America has caused this certificate to be signed by Richard M. Jaffee, its President, and attested by Albert L. Swerdlik, its Secretary, this 29th day of January, 1979.
===
                                       OIL-DRI CORPORATION OF AMERICA



                                       By:  /s/Richard M. Jaffee
                                          ---------------------------
                                               President

ATTEST:


By:  /s/Albert L. Swerdlik
   --------------------------
	Secretary

          [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]

        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "OIL-DRI CORPORATION OF AMERICA" FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF DECEMBER A.D. 1981, AT 9 O'CLOCK A.M.


Secretary of State
AUTHENTICATION: *3569617
DATE: 08/25/1992

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                        OIL-DRI CORPORATION OF AMERICA


                    Adopted in accordance with the provisions of
                     Section 242 of the General Corporation Law
                           of the State of Delaware

        We, Richard M. Jaffee, President and A.L. Swerdlik, Secretary of Oil-Dri Corporation of America, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

        FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

              By striking out the whole of Article Fourth thereof as it now exists and inserting in lieu thereof a new Article Fourth, reading as follows: "The total number of shares of stock which the corporation shall have authority to issue is Five Million (5,000,000) and the par value of such shares is $.10 amounting in the aggregate to $500,000.00."

        SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders.

        IN WITNESS WHEREOF, we have signed this certificate this 17th day of December, 1981.



                                       /s/Richard M. Jaffee
                                       -------------------------
                                          Richard M. Jaffee, President

ATTEST:

/s/A.L. Swerdlik
------------------------
A.L. Swerdlik, Secretary

          [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]

        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF ADDRESS OF REGISTERED AGENT AS IT APPLIES TO "OIL-DRI CORPORATION OF AMERICA" AS RECEIVED AND FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF JULY, A.D. 1984, AT 4:30 O'CLOCK P.M.


Secretary of State
AUTHENTICATION: *3569622
DATE: 08/25/1992

                       CERTIFICATE OF CHANGE OF ADDRESS OF

                   REGISTERED OFFICE AND OF REGISTERED AGENT

            PURSUANT TO SECTION 134 OF TITLE 8 OF THE DELAWARE CODE

TO:	DEPARTMENT OF STATE
	Division of Corporations
	Townsend Building
	Federal Street
	Dover, Delaware  19903

        Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:

         1.      The name of the agent is:  The Corporation Trust Company

         2.      The address of the old registered office was:

                 100 West Tenth Street
                 Wilmington, Delaware  19801

         3. The address to which the registered office is to be changed is:

                 Corporation Trust Center
                 1209 Orange Street
                 Wilmington, Delaware  19801

                 The new address will be effective on July 30, 1984.

         4. The names of the corporations represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

        IN WITNESS WHEREOF, said agent has caused this certificate to be signed on its behalf by its Vice-President and Assistant Secretary this 25th day of July, 1984.

                                       THE CORPORATION TRUST COMPANY
                                       (Name of Registered Agent)

                                       By: ___________________________________
                                           (Vice President)

ATTEST:

__________________________________
(Assistant Secretary)

                 STATE OF DELAWARE - DIVISION OF CORPORATIONS
                         CHANGE OF ADDRESS FILING FOR
                     CORPORATION TRUST AS OF JULY 27, 1984
                                   DOMESTIC

0735724         LITTON RESOURCES SYSTEMS,INC.              12/05/1969 D DE
0735725         WOODLANE PROPERTIES, INC.                  12/05/1969 D DE
0735728         WM. RIGHTER ASSOCIATES,INC.                12/05/1969 D DE
0735810         NATIONAL CAPITAL CORPORATION               12/05/1969 D DE
0735816         G & G MUSIC, INC.                          12/08/1969 D DE
0735902         FORMICA CORPORATION                        12/08/1969 D DE
0735905         ASSOCIATES MANAGEMENT CORPORATION          12/08/1969 D DE
0735906         TWIN CITY DODGE, INC.                      12/08/1969 D DE
0735915         OIL-DRI CORPORATION OF AMERICA             12/08/1969 D DE
0735923         COLUMBIA GAS DEVELOPMENT CORPORATION       12/08/1969 D DE
0735924         MID-HUDSON LAND CORPORATION                12/08/1969 D DE
0735929         VINDAV CORPORATION                         12/08/1969 D DE
0736016         LASER ALIGNMENT, INC.                      12/09/1969 D DE
0736022         GULF ITALIA PRODUCTION COMPANY S.P.A.      12/09/1969 D DE
0736103         KDI PARAGON INC.                           12/09/1969 D DE
0736107         ROSPATCH CORPORATION                       12/09/1969 D DE
0736218         PINE POINT CAMPS, INC.                     12/10/1969 D DE
0736220         BANQUET FOODS CORPORATION                  12/10/1969 D DE
0736224         TRANSAMERICA SYSTEMS CORPORATION           12/10/1969 D DE
0736225         HOSPITAL FINANCIAL CORPORATION             12/10/1969 D DE
0736226         DOUGLAS M. LAWSON ASSOCIATES, INC.         12/10/1969 D DE
0736229         AEROTHRUST CORPORATION                     12/10/1969 D DE
0736230         CLUB CORPORATION OF AMERICA                12/10/1969 D DE
0736305         CAPROCK INDUSTRIES, INC.                   12/10/1969 D DE
0736306         POLYMERIC SYSTEMS, INC.                    12/10/1969 D DE
0736404         DAN BUCKEY FORD, INC.                      12/11/1969 D DE
0736409         MCCORMICK EXPLORATION CORPORATION          12/11/1969 D DE
0736414         TOPS ON-LINE SERVICES, INC.                12/11/1969 D DE
0736416         LINGO INTERNATIONAL, INC.                  12/11/1969 D DE
0736420         LEWIS INTERNATIONAL, INC.                  12/11/1969 D DE
0736427         PERFORMANCE DYNAMICS INC.                  12/11/1969 D DE
0736428         NORIS SHAKESPEARE LIMITED                  12/11/1969 D DE
0736529         TEXTRON ATLANTIC INC.                      12/12/1969 D DE
0736530         CAMP FIRE GIRLS FOUNDATION, INC.           12/12/1969 D DE
0736603         OVERSEAS REALTY CORPORATION                12/12/1969 D DE
0736615         SIXTEEN B CORPORATION                      12/12/1969 D DE
0736617         CARROLL MCENTEE & MCGINLEY INCORPORATED    12/12/1969 D DE
0736619         SMITHKLINE OFFSHORE, INC.                  12/12/1969 D DE
0736713         MILLCREEK LEASING CORPORATION              12/15/1969 D DE
0736722         METACOR, INC.                              12/15/1969 D DE
0736728         ELEGANTE SLEEPWEAR, INC.                   12/15/1969 D DE
0736804         TRANS-ASIA MARINE SERVICES, INC.           12/15/1969 D DE
0736808         VISVIVA, INC.                              12/15/1969 D DE
0736823         GREENVILLE R-J, INC.                       12/15/1969 D DE
0736902         RIKER LABORATORIES, INC.                   12/15/1969 D DE
0736903         FRAWLEY CORPORATION                        12/15/1969 D DE
0736918         SANITAS PEST CONTROL CORPORATION           12/16/1969 D DE

          [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]


        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "OIL-DRI CORPORATION OF AMERICA" FILED IN THIS OFFICE ON THE THIRD DAY OF APRIL A.D. 1985, AT 11:30 O'CLOCK A.M.


Secretary of State
AUTHENTICATION: *3569623
DATE: 08/25/1992

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                        OIL-DRI CORPORATION OF AMERICA


                    Adopted in accordance with the provisions of Section 242 of the General Corporation
                          Law of the State of Delaware

        We, Richard M. Jaffee, President and Albert L. Swerdlik, Secretary of Oil-Dri Corporation of America, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

        FIRST: That the Certificate of Incorporation of said corporation has been amended as follows:

        By striking out the whole of Article FOURTH thereof which currently provides:

                "The total number of shares of stock which the Corporation shall have authority to issue is Five Million (5,000,000) and the par value of such shares is $.10 amounting in the aggregate to $500,000.00" and inserting in lieu and instead thereof a new Article FOURTH, reading as follows:

                                ARTICLE FOURTH

	A.	Authorized Capital Stock.

        The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is twenty two million (22,000,000) shares, consisting of fifteen million (15,000,000) shares of Common Stock, par value $.10 per share (the "Common Stock") and seven million (7,000,000) shares of Class B Stock, par value $.10 per share (the "Class B Stock").

	B.	Powers and Rights of the Common Stock and the Class B Stock.

                1. Voting Rights and Powers. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent (including election of directors, mergers, asset sales, dissolution, and certificate and by-law amendments), the holders of the outstanding shares of the Common Stock and the holders of any outstanding shares of the Class B stock shall vote together without regard to class, and every holder of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his name, and every holder of any outstanding shares of the Class B Stock shall be entitled to cast thereon ten (10) votes in person or by proxy for each share of the Class B Common Stock standing in his name. With respect to any proposed amendment to this Certificate of Incorporation which would increase or decrease the number of authorized shares of either the Common Stock or the Class B Stock, increase or decrease the par value of the shares of the Common Stock or the Class B Stock, or alter or change the powers, preferences, relative voting power or special rights of the shares of the Common Stock or the Class B Stock so as to affect them adversely, the approval of a majority of the votes entitled to be cast by the holders of the class affected by the proposed amendment, voting separately as a class, shall be obtained in addition to the approval of a majority of the votes entitled to be cast by the holders of the Common Stock and the Class B Stock voting together without regard to class as hereinbefore provided.

                2.      Dividends and Distributions.

                        (a) Cash Dividends. At any time shares of the Class B Stock are outstanding, as and when cash dividends may be declared by the Board of Directors, the cash dividend payable on shares of the Common Stock shall in all cases be equal to at least 133-1/3% higher on a per share basis of the cash dividend payable on shares of the Class B Stock. For purposes of calculating the cash dividend to be paid on shares of the Common Stock and the Class B Stock, the amount of the cash dividend declared and payable on shares of the Common Stock determined in accordance with this provision, may be rounded up to the next highest half cent.

                        (b) Other Dividends and Distributions. Each share of the Common Stock and each share of the Class B Stock shall be equal in respect of rights to dividends (other than cash) and distributions, when and as declared, in the form of stock or other property of the Corporation, except that in the case of dividends or other distributions payable in stock of the Corporation, including distributions pursuant to stock split-ups, divisions or combinations, which occur after the date shares of the Class B Stock are first issued by the Corporation, only shares of the Common Stock shall be distributed with respect to the Common Stock and only shares of the Class B Stock shall be distributed with respect to the Class B Stock.

		3.	Other Rights.

                Except as otherwise required by the Delaware General Corporation Law or as otherwise provided in this Certificate of Incorporation, each share of the Common Stock and each share of the Class B Stock shall have identical powers, preferences and rights, including rights in liquidation.

		4.	Issuance of the Class B Stock.

                        (a) Initial Issuance. On or before 5:00 p.m. Central Time (close of business) on May 13, 1985, or such later date and time as the Board of Directors may, prior to May 13, 1985, determine, each outstanding share of Common Stock shall be convertible, by the holder of record thereof on March 6, 1985, on a share-for-share basis, for shares of Class B Stock, on and subject to the terms and conditions of this paragraph 4. Any such conversion shall be deemed to be effective as of the date of receipt by the Corporation or its transfer agent of the following documents: (i) a proper written notice of conversion by the holder of shares of Common Stock, addressed to the principal office of the Corporation or to the office of its transfer agent, designating the number of shares of Common Stock to be converted into shares of Class B Stock, and (ii) the stock certificate or certificates representing the number of shares of Common Stock to be so converted into shares of Class B Stock, duly endorsed for transfer or accompanied by appropriate stock powers, with signatures guaranteed by a national banking association or a member firm of the New York Stock Exchange. The issuance of a certificate or certificates for shares of the Class B Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate or certificates is or are to be issued in a name other than that of the holder of the share or shares of Common Stock converted, the person or persons requesting the issuance thereof shall pay to the transfer agent or to the Corporation the amount of any tax which may be payable in respect to any such transfer. Notwithstanding the foregoing, such certificate or certificates may only be issued in the name of the holder of record on March 6, 1985 of the converted shares of Common Stock, or his Permitted Transferee, as such term is defined in subparagraph c of paragraph 6 of this Section B. Subject to the foregoing, as promptly as practicable after the surrender for conversion of a certificate or certificates representing shares of the Common Stock and payment of any tax as hereinbefore provided, the Corporation will deliver or cause to be delivered at the office of the transfer agent to, or upon the written order of, the holder of such certificate or certificates, a certificate or certificates representing the number of shares of Class B Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates representing shares of the Common Stock (if on such date the transfer books of the Corporation shall be closed, then immediately prior to the close of business on the first date thereafter that said books shall be open), and all rights of such holder arising from ownership of the shares of Common Stock shall cease at that time, and the person or persons in whose name or names the certificate or certificates representing shares of the Class B Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of the Class B Stock at such time and shall have and may exercise all the rights and powers appertaining thereto. No adjustments in respect of past cash dividends shall be made upon the conversion of any share of the Common Stock; provided, however, that if any shares of the Common Stock shall be converted subsequent to the record date for the payment of a cash or stock dividend or other distribution on shares of the Common Stock, but prior to such payment, the registered holder of such shares of Common Stock at the close of business on such record data shall nonetheless be entitled to receive that cash or stock dividend or other distribution. The Corporation shall reserve and keep available, solely for the purpose of issue upon conversion of outstanding shares of the Common Stock, such number of shares of the Class B Stock as may be issuable upon the conversion of all such outstanding shares of the Common Stock. All shares of the Class B Stock which may be issued upon conversion of shares of the Common Stock will, upon issuance, be fully paid and nonassessable.

                        (b) Subsequent Issuance. After expiration of the period for initial issuance as provided in subparagraph a of this paragraph 4, the Corporation may only issue shares of the Class B Stock in the form of a distribution or distributions pursuant to one or more stock dividends on or stock split-ups of the shares of the Class B Stock, or pursuant to any other distribution which is intended to be pro-rata to the Corporation's stockholders, and only to the then holders of the outstanding shares of the Class B Stock in conjunction with and in the same ratio as a stock dividend on or a stock split-up or other distribution of the shares of the Common Stock (any such issuance being a "Subsequent Issuance").

		5.	Conversion of Class B Stock.

                Each share of Class B Stock may at any time be converted at the election of the holder thereof into one fully paid and nonassessable share of the Common Stock. Any holder of shares of the Class B Stock may elect to convert any or all of such shares at one time or at various times in such holder's discretion. Any such conversion shall be deemed to be effective as of the close of business on the date of receipt by the Corporation or its transfer agent of the following documents: (i) a proper written notice of conversion by the holder of shares of Class B Stock, addressed to the principal office of the Corporation or to the office of its transfer agent, designating the number of shares of Class B Stock to be converted into shares of Common Stock, and (ii) the stock certificate or certificates representing the number of shares of Class B Stock to be so converted into shares of Common Stock, duly endorsed for transfer or accompanied by appropriate stock powers, with signatures guaranteed by a national banking association or a member firm of the New York Stock Exchange. The issuance of a certificate or certificates for shares of the Common Stock upon conversion of shares of the Class B Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate or certificates is or are to be issued in a name other than that of the holder of the share or shares of the Class B Stock converted, the person or persons requesting the issuance thereof shall pay to the transfer agent or to the Corporation the amount of any tax which may be payable in respect of any such transfer, or shall establish to the satisfaction of the transfer agent or of the Corporation that such tax has been paid. As promptly as practicable after the surrender for conversion of a certificate or certificates representing shares of the Class B Stock and the payment of any tax as hereinbefore provided, the Corporation will deliver or cause to be delivered at the office of the transfer agent to, or upon the written order of, the holder of such certificate or certificates, a certificate or certificates representing the number of shares of the Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of the certificate or certificates representing shares of the Class B Stock (if on such date the transfer books of the Corporation shall be closed, then immediately prior to the close of business on the first date thereafter that said books shall be open), and all rights of such holder arising from ownership of shares of the Class B Stock shall cease at such time, and the person or persons in whose name or names the certificate or certificates representing shares of the Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of the Common Stock at such time and shall have an may exercise all the rights and powers appertaining thereto. No adjustments in respect of past cash dividends shall be made upon the conversion of any share of the Class B Stock; provided, however, that if any shares of the Class B Stock shall be converted subsequent to the record date for the payment of a cash or stock dividend or other distribution on shares of the Class B Stock but prior to such payment, the registered holder of such shares of Class B Stock at the close of business on such record date shall nonetheless be entitled to receive that cash or stock dividend or other distribution. The Corporation shall at all times reserve and keep available, solely for the purpose of issue upon conversion of outstanding shares of the Class B Stock, such number of shares of the Common Stock as may be issuable upon the conversion of all such outstanding shares of the Class B Stock, provided the Corporation may deliver shares of the Common Stock which have previously been converted into shares of the Class B Stock or which are held in the treasury of the Corporation for shares of the Class B Stock to be converted. If any shares of the Common Stock require registration with or approval of any governmental authority under any federal or state law before such shares of the Common Stock may be issued upon conversion, the Corporation will cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list shares of the Common Stock required to be delivered upon conversion prior to such delivery upon any national securities exchange or national market system on which the outstanding shares of the Common Stock may be listed at the time of such delivery. All shares of the Common Stock which may be issued upon conversion of shares of the Class B Stock, will, upon issuance, be fully paid and nonassessable.

		6.	Restrictions on Sale and Transfer of Class B Stock.

                        (a) Shares of Class B Stock shall be registered in the name(s) of the beneficial owner(s) thereof and not in "street" or "nominee" name; provided however, (i) certificates representing shares of Class B Stock issued in conversion of the Corporation's then outstanding Common Stock will be registered in the same name and manner as the certificates representing the shares of Common Stock so converted into shares of Class B Stock and (ii) certificates representing shares of Class B Stock issued pursuant to one or more Subsequent Issuances of the Class B Stock may be registered in the same name and manner as the certificates representing the shares of Class B Stock with respect to which the Subsequent Issuance was made. Certificates representing Class B Stock shall bear a legend stating that they are subject to the restrictions of this Article Fourth.

                        (b) Shares of Class B Stock shall not be sold, assigned, given, bequeathed, transferred, pledged or otherwise disposed of except as provided in subparagraphs c and d of this paragraph 6.

                        (c) A holder of shares of Class B Stock may sell, assign, give, bequeath or otherwise transfer all or part of said shares to any one or more of the following: (i) to any beneficial owner thereof; (ii) to any beneficial owner's spouse; (iii) to any parent or to any lineal descedant (including any adopted child) of any parent of any beneficial owner or of any beneficial owner's spouse; and (iv) to any trustee, guardian or custodian for, or any executor, administrator or other legal representative of the estate of, any of the foregoing (collectively "Permitted Transferees").

                        (d) Shares of Class B Common Stock may be pledged by the beneficial owner thereof, provided such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the restrictions of this paragraph 6. In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Stock may, at the option of the pledgee, be sold, transferred or otherwise disposed of on behalf of the beneficial owner only to those persons specified in subparagraph c of this paragraph 6, or be converted into shares of Common Stock in accordance with the provisions of paragraph 5 of this Section B.

                        (e) In the event a holder of shares of Class B Stock sells, assigns, transfers, pledges or otherwise disposes of such shares contrary to the provisions of this paragraph 6, then such sale, assignment, transfer, pledge or other disposition shall be deemed (i) an election by the holder thereof to first convert such shares of Class B Stock into shares of Common Stock on a share-for-share basis, and (ii) a sale, assignment, transfer, pledge or other disposition of such shares of Common Stock. Such conversions shall be deemed effective as of the time of such sale, assignment, transfer, pledge or other disposition, and upon presentation to the Corporation's transfer agent of the certificate or certificates representing such shares of Class B Stock, duly endorsed for transfer or accompanied by appropriate stock powers, with signatures guaranteed by a national banking association or a member firm of the New York Stock Exchange, a certificate or certificates representing an equal number of shares of Common Stock shall be issued in the name of the transferee or pledgee.

		7.	Duration of Class Rights and Powers.

                At any time when the shares of Class B Stock owned by Richard and Robert D. Jaffee and their Permitted Transferees, whether owned directly or beneficially (including the shares owned by the Northern Trust Company as Trustee under an Agreement between Noah Jaffee (a/k/a/Nick Jaffee) and The Northern Trust Company, as Trustee, dated April 26, 1962 and designated Trust No. 27962, but excluding any shares owned beneficially where (i) such beneficial ownership results solely from possession of the power to vote or direct the disposition of such shares and where (ii) there is no economic interest, including a contingent or future interest, in such shares) cease to account for at least twenty percent (20%) of the total of both shares of the Common Stock and shares of the Class B Stock outstanding, treated as one class for the purpose of such computation, any shares of the Class B Stock which are then outstanding shall, without any action by the Board of Directors or the holder or holders thereof, automatically convert into and become for all purposes shares of the Common Stock, and the provisions of this Certificate of Incorporation which provide for different voting or cash dividend rights for the Common Stock and the Class B Stock shall thence forth not be of any effect. All shares of either or both the Common Stock or the Class B Stock which are then outstanding shall have equal and general voting power in the election of directors and in all other matters upon which stockholders of the Corporation are entitled to vote or give consent, even if at such time there shall have been fixed by the Board of Directors a record date for voting at any meeting of stockholders. The Board of Directors is hereby authorized to take such actions, consistent with the Delaware General Corporation Law, as it deems appropriate or advisable with respect to the replacement of certificates then outstanding evidencing ownership of the Class
B Stock, or otherwise, in order to carry into effect the foregoing provisions.

		8.	Issuance of the Common Stock.

        The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of the Common Stock herein authorized in accordance with the terms and conditions set forth in this Certificate of Incorporation for such purposes, in such amounts, to such persons, corporations, or entities, and for such consideration ____ as the Board of Directors in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. At any time shares of the Class B Stock are outstanding, the Board of Directors may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividiend or split-up of the shares of the Common Stock, or pursuant to any other distribution which is intended to be pro-rata to the corporation's stockholders, only to the then holders of the outstanding shares of the Common Stock and in conjunction with and in the same ratio as a stock dividend on or stock split-up ___ other distribution of the shares of the Class B Stock.

                9.      Purchase of Common Stock and Class B Stock by the
                        Corporation.

        Subject to any applicable provisions of this Article FOURTH, the Corporation may at any time or from time to time purchase or otherwise acquire shares of its Common Stock or Class B Stock in any manner now or hereafter permitted by law, publicly or privately, or pursuant to any agreement.

		10.	Rights on Liquidation.

        In the event the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, the holders of the Class B Stock shall be entitled to share ratably with the holders of the Common Stock of the Corporation as a single class in the remaining net assets of the Corporation, that is, an equal amount of net assets for each share of Common Stock and Class B Common Stock. A merger or consolidation of the Corporation with or into any other corporation or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this paragraph 10.

        SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders.

        IN WITNESS WHEREOF, we have signed this certificate this 3rd day of April, 1985.


                                       /s/Richard M. Jaffee
                                       -------------------------
                                          President
ATTEST:

/s/Albert L. Swerdlik
------------------------
   Secretary

          [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]


        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "OIL-DRI CORPORATION OF AMERICA" FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF DECEMBER A.D. 1986, AT 9 O'CLOCK A.M.

SECRETARY OF STATE
AUTHENTICATION:  3569625
DATE:  8/25/1992

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                        OIL-DRI CORPORATION OF AMERICA


                    Adopted in accordance with the provisions of Section 242 of the General Corporation
                          Law of the State of Delaware

        We, Richard M. Jaffee, President and Sharon Soble, Assistant Secretary, of Oil-Dri Corporation of America, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

        FIRST: That the Certificate of Incorporation of said corporation has been amended by the addition of an Article Thirteenth reading as follows:

                              ARTICLE THIRTEENTH

        Limitation of Liability. No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

        SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders.

        IN WITNESS WHEREOF, we have signed this certificate this 19th day of December, 1986.


                                       /s/Richard M. Jaffee
                                       -------------------------
                                          President


ATTEST:

/s/Sharon Soble
------------------------
Assistant Secretary

          [STATE OF DELAWARE OFFICE OF SECRETARY OF STATE LETTERHEAD]

        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "OIL-DRI CORPORATION OF AMERICA" FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF DECEMBER A.D. 1990, AT 9 O'CLOCK A.M.

SECRETARY OF STATE
AUTHENTICATION:  3569626
DATE:  08/25/1992

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                        OIL-DRI CORPORATION OF AMERICA


                    Adopted in accordance with the provisions of Section 242 of the General Corporation
                          Law of the State of Delaware.

        We, Richard M. Jaffee, President and Albert L. Swerdlik, Secretary, of Oil-Dri Corporation of America, a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

        FIRST: That the Certificate of Incorporation of said corporation has been amended by deleting Section B.6(c) of Article Fourth of the Certificate of Incorporation and replacing it with the following:

                c. A holder of shares of Class B Stock may sell, assign, give, bequeath or otherwise transfer all or part of said shares to any one or more of the following: (i) to any beneficial owner thereof; (ii) to any beneficial owner's spouse, (iii) to any parent or to any lineal descedant (including any adopted child) of any parent of any beneficial owner or of any beneficial owner's spouse; (iv) to any trustee, guardian or custodian for or any executor, administrator or other legal representative of the estate of, any of the foregoing; and (v) to any general or limited partnership each of the partners of which is any of the foregoing and which prohibits a transfer of all or any part of any interest in the partnership except to the partnership or to any of the foregoing (collectively, (i) through (v) are the "Permitted Transferees").

        SECOND: That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the affirmative vote of the holders of a majority of the common stock entitled to vote at a meeting of stockholders and by the affirmative vote of the holders of a majority of the Class B Stock and Common Stock entitled to vote at a meeting of stockholders, voting as a single class.

        IN WITNESS WHEREOF, we have signed this certificate this 13th day of December, 1990.

                                       /s/Richard M. Jaffee
                                       -------------------------
                                          President

ATTEST:


/s/Albert L. Swerdlik
------------------------
Secretary